Quarterly Financial Supplement - 2Q2026

July 30, 2026

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26	Jun-26
Assets
Investments:
Fixed maturities, available for sale, at fair value	$23,283.0	$23,047.0	$23,405.3	$23,886.8	$23,881.1	$24,495.7
Equity securities at fair value	349.1	387.4	377.2	389.2	332.8	337.2
Mortgage loans	2,601.2	2,834.3	3,042.7	3,256.8	3,347.8	3,356.3
Policy loans	136.4	137.6	141.2	140.9	141.8	144.2
Trading securities	308.0	308.3	296.9	294.8	280.2	258.6
Investments held by variable interest entities	380.2	376.9	296.8	293.0	287.4	292.3
Other invested assets	1,386.7	1,500.5	1,617.0	1,737.0	1,695.1	1,858.6
Total investments	28,444.6	28,592.0	29,177.1	29,998.5	29,966.2	30,742.9
Cash and cash equivalents - unrestricted	928.2	766.0	1,218.3	956.1	1,129.5	1,289.7
Cash and cash equivalents held by variable interest entities	96.6	50.0	23.3	27.4	24.8	16.3
Accrued investment income	289.6	279.4	282.0	286.0	284.2	302.5
Present value of future profits	156.5	152.1	147.8	143.6	139.5	135.5
Deferred acquisition costs	2,209.9	2,276.3	2,343.7	2,397.3	2,441.3	2,508.1
Reinsurance receivables	3,804.3	3,753.9	3,731.7	3,677.5	3,611.1	3,568.5
Income tax assets, net	768.0	749.3	708.1	713.3	748.9	709.7
Assets held in separate accounts	3.1	2.9	2.7	2.8	2.7	3.0
Other assets	728.4	707.2	661.5	588.1	615.2	585.0
Total assets	$37,429.2	$37,329.1	$38,296.2	$38,790.6	$38,963.4	$39,861.2
Liabilities
Liabilities for insurance products:
Policyholder account balances	$17,314.3	$17,609.0	$18,290.3	$18,912.6	$18,997.3	$19,640.9
Future policy benefits	11,773.0	11,787.7	11,975.5	11,898.0	11,722.2	11,784.7
Market risk benefit liability	73.6	63.8	52.6	48.1	58.1	50.6
Liability for life insurance policy claims	63.5	60.7	61.5	58.4	58.8	61.8
Unearned and advanced premiums	221.5	217.3	214.5	228.0	225.2	219.0
Liabilities related to separate accounts	3.1	2.9	2.7	2.8	2.7	3.0
Other liabilities	1,027.2	935.8	1,036.9	952.8	1,098.6	957.1
Investment borrowings	2,188.6	2,441.7	2,441.7	2,441.7	2,691.7	2,941.7
Borrowings related to variable interest entities	375.1	352.8	274.3	274.4	274.4	274.5
Notes payable - direct corporate obligations	1,834.2	1,334.7	1,335.2	1,335.6	1,336.0	1,336.3
Total liabilities	34,874.1	34,806.4	35,685.2	36,152.4	36,465.0	37,269.6
Shareholders' equity
Common stock	1.0	1.0	1.0	0.9	0.9	0.9
Additional paid-in capital	1,535.0	1,441.4	1,389.4	1,336.3	1,277.8	1,227.4
Retained earnings	2,258.2	2,333.0	2,339.5	2,416.0	2,437.3	2,546.1
Total shareholders' equity before accumulated other comprehensive loss	3,794.2	3,775.4	3,729.9	3,753.2	3,716.0	3,774.4
Accumulated other comprehensive loss	(1,239.1)	(1,252.7)	(1,118.9)	(1,115.0)	(1,217.6)	(1,182.8)
Total shareholders' equity	2,555.1	2,522.7	2,611.0	2,638.2	2,498.4	2,591.6
Total liabilities and shareholders' equity	$37,429.2	$37,329.1	$38,296.2	$38,790.6	$38,963.4	$39,861.2

Book value per common share	$25.58	$25.92	$27.24	$27.92	$26.64	$27.96

Book value per common share, excluding accumulated other comprehensive loss (1) (2)	$37.98	$38.79	$38.92	$39.72	$39.62	$40.72

Book value per diluted share, excluding accumulated other comprehensive loss (1) (3)	$37.27	$38.05	$38.10	$38.81	$38.98	$39.92

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Revenues
Insurance policy income	$650.7	$651.3	$658.4	$662.2	$2,622.6	$673.4	$680.7
Net investment income:
General account assets	375.1	378.3	382.9	406.1	1,542.4	395.0	411.9
Policyholder and other special-purpose portfolios	(63.6)	105.4	116.8	22.4	181.0	(64.9)	185.1
Investment gains (losses):
Realized investment losses	(3.8)	(21.3)	(12.9)	(21.6)	(59.6)	(7.8)	(8.6)
Other investment (losses) gains	(3.0)	2.9	9.9	(4.9)	4.9	(14.9)	(6.1)
Total investment losses	(6.8)	(18.4)	(3.0)	(26.5)	(54.7)	(22.7)	(14.7)
Fee revenue and other income	48.7	34.9	33.6	78.9	196.1	48.8	22.2
Total revenues	1,004.1	1,151.5	1,188.7	1,143.1	4,487.4	1,029.6	1,285.2

Benefits and expenses
Insurance policy benefits	570.0	658.4	702.1	617.7	2,548.2	576.6	742.5
Liability for future policy benefits remeasurement gain	(12.2)	(12.8)	(30.8)	(14.9)	(70.7)	(6.5)	(15.3)
Change in fair value of market risk benefits	15.3	(10.9)	(12.4)	(4.4)	(12.4)	10.7	(8.3)
Interest expense	62.0	59.1	56.6	53.2	230.9	50.9	55.3
Amortization of deferred acquisition costs and present value of future profits	67.4	68.6	69.9	72.1	278.0	74.2	74.9
Goodwill and other asset impairment	—	—	96.7	5.2	101.9	—	—
Gain on extinguishment related to VIEs	(1.5)	—	—	—	(1.5)	—	—
Other operating costs and expenses	275.3	271.1	270.4	302.8	1,119.6	275.3	276.4
Total benefits and expenses	976.3	1,033.5	1,152.5	1,031.7	4,194.0	981.2	1,125.5

Income before income taxes	27.8	118.0	36.2	111.4	293.4	48.4	159.7
Income tax expense	6.3	26.2	13.1	18.5	64.1	10.7	33.8
Net income	$21.5	$91.8	$23.1	$92.9	$229.3	$37.7	$125.9

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Insurance product margin (4)
Annuity margin	$54.5	$54.8	$72.9	$56.4	$238.6	$58.5	$60.6
Health margin	126.2	134.0	157.0	139.4	556.6	132.6	147.2
Life margin	68.2	63.6	70.6	70.0	272.4	65.8	71.2
Total insurance product margin	248.9	252.4	300.5	265.8	1,067.6	256.9	279.0
Allocated expenses	(161.2)	(149.4)	(151.0)	(149.7)	(611.3)	(159.9)	(152.9)
Income from insurance products (8)	87.7	103.0	149.5	116.1	456.3	97.0	126.1
Fee income	(0.8)	0.8	(3.9)	19.1	15.2	10.6	(1.2)
Investment income not allocated to product lines (9)	38.0	33.8	39.5	58.1	169.4	41.7	49.4
Expenses not allocated to product lines	(20.3)	(25.3)	(22.3)	(19.8)	(87.7)	(19.4)	(23.3)
Operating earnings before taxes	104.6	112.3	162.8	173.5	553.2	129.9	151.0
Income tax expense on operating income	(23.5)	(24.8)	(35.6)	(30.1)	(114.0)	(28.6)	(31.5)
Net operating income (10)	81.1	87.5	127.2	143.4	439.2	101.3	119.5
Net realized investment losses from disposals, impairments and change in allowance for credit losses	(13.2)	(21.8)	(8.8)	(25.2)	(69.0)	(15.2)	(13.6)
Net change in market value of investments recognized in earnings	6.4	3.4	5.8	(1.3)	14.3	(7.5)	(1.1)
Fair value changes related to agent deferred compensation plan	—	—	—	(1.7)	(1.7)	—	—
Changes in fair value of embedded derivative liabilities and market risk benefits	(69.6)	25.2	(18.1)	(1.5)	(64.0)	(42.4)	34.6
Expenses related to TechMod initiative	—	(3.2)	(7.2)	(9.9)	(20.3)	(13.7)	(9.7)
Goodwill and other asset impairment	—	—	(96.7)	(5.2)	(101.9)	—	—
Net loss related to divested business	—	—	—	(17.3)	(17.3)	(1.9)	(1.1)
Other	(0.4)	2.1	(1.6)	—	0.1	(0.8)	(0.4)
Net non-operating income (loss) before taxes	(76.8)	5.7	(126.6)	(62.1)	(259.8)	(81.5)	8.7
Income tax (expense) benefit on non-operating income (loss)	17.2	(1.4)	22.5	11.6	49.9	17.9	(2.3)
Net non-operating income (loss)	(59.6)	4.3	(104.1)	(50.5)	(209.9)	(63.6)	6.4
Net income	$21.5	$91.8	$23.1	$92.9	$229.3	$37.7	$125.9
Per diluted share
Net operating income	$0.79	$0.87	$1.29	$1.47	$4.40	$1.05	$1.26
Net non-operating income (loss)	(0.58)	0.04	(1.05)	(0.52)	(2.10)	(0.66)	0.07
Net income	$0.21	$0.91	$0.24	$0.95	$2.30	$0.39	$1.33

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Insurance product margin (4)
Annuity:
Insurance policy income	$9.8	$8.4	$10.7	$10.4	$39.3	$8.7	$10.2
Net investment income (5) (6)	148.0	155.3	157.7	160.3	621.3	161.0	163.9
Insurance policy benefits	(10.3)	(10.0)	6.2	(10.9)	(25.0)	(11.6)	(9.0)
Interest credited (6)	(68.3)	(73.4)	(75.4)	(76.4)	(293.5)	(71.8)	(75.7)
Amortization and non-deferred commissions	(24.7)	(25.5)	(26.3)	(27.0)	(103.5)	(27.8)	(28.8)
Annuity margin	54.5	54.8	72.9	56.4	238.6	58.5	60.6
Health:
Insurance policy income	412.0	412.5	416.0	420.9	1,661.4	432.0	436.4
Net investment income (5)	75.1	75.9	75.4	75.5	301.9	74.5	75.8
Insurance policy benefits	(320.3)	(313.3)	(293.3)	(314.9)	(1,241.8)	(331.2)	(322.3)
Amortization and non-deferred commissions	(40.6)	(41.1)	(41.1)	(42.1)	(164.9)	(42.7)	(42.7)
Health margin	126.2	134.0	157.0	139.4	556.6	132.6	147.2
Life:
Insurance policy income	228.9	230.4	231.7	230.9	921.9	232.7	234.1
Net investment income (5) (7)	37.6	37.8	37.8	37.9	151.1	38.0	38.4
Insurance policy benefits	(138.1)	(144.5)	(142.6)	(143.0)	(568.2)	(143.4)	(139.3)
Interest credited (7)	(13.0)	(13.8)	(13.2)	(13.7)	(53.7)	(13.7)	(14.2)
Amortization and non-deferred commissions	(26.0)	(27.6)	(28.3)	(29.1)	(111.0)	(29.5)	(30.3)
Advertising expense	(21.2)	(18.7)	(14.8)	(13.0)	(67.7)	(18.3)	(17.5)
Life margin	68.2	63.6	70.6	70.0	272.4	65.8	71.2
Total insurance product margin	248.9	252.4	300.5	265.8	1,067.6	256.9	279.0
Allocated expenses:
Branch office expenses	(20.7)	(15.9)	(17.7)	(13.8)	(68.1)	(20.0)	(16.8)
Other allocated expenses	(140.5)	(133.5)	(133.3)	(135.9)	(543.2)	(139.9)	(136.1)
Income from insurance products (8)	87.7	103.0	149.5	116.1	456.3	97.0	126.1
Fee income	(0.8)	0.8	(3.9)	19.1	15.2	10.6	(1.2)
Investment income not allocated to product lines (9)	38.0	33.8	39.5	58.1	169.4	41.7	49.4
Expenses not allocated to product lines	(20.3)	(25.3)	(22.3)	(19.8)	(87.7)	(19.4)	(23.3)
Operating earnings before taxes	104.6	112.3	162.8	173.5	553.2	129.9	151.0
Income tax expense on operating income	(23.5)	(24.8)	(35.6)	(30.1)	(114.0)	(28.6)	(31.5)
Net operating income (10)	$81.1	$87.5	$127.2	$143.4	$439.2	$101.3	$119.5

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Annuity margin (4):
Fixed indexed annuities
Insurance policy income	$7.2	$6.7	$6.8	$6.9	$27.6	$6.3	$7.7
Net investment income (5) (6)	120.9	127.8	130.4	133.1	512.2	134.3	137.2
Insurance policy benefits	(5.5)	(5.0)	8.8	(5.2)	(6.9)	(4.6)	(6.3)
Interest credited (6)	(55.7)	(60.8)	(62.1)	(63.7)	(242.3)	(60.2)	(63.0)
Amortization and non-deferred commissions	(22.4)	(23.3)	(24.2)	(24.7)	(94.6)	(25.6)	(26.4)
Margin from fixed indexed annuities	$44.5	$45.4	$59.7	$46.4	$196.0	$50.2	$49.2
Average net insurance liabilities (11)	$10,085.7	$10,543.4	$10,759.3	$10,941.4	$10,582.5	$11,104.1	$11,316.3
Margin/average net insurance liabilities (12)	1.76%	1.72%	2.22%	1.70%	1.85%	1.81%	1.74%
Fixed interest annuities
Insurance policy income	$0.5	$0.2	$0.8	$0.6	$2.1	$—	$0.5
Net investment income (5)	21.6	21.8	21.8	21.7	86.9	21.3	21.4
Insurance policy benefits	0.2	(0.1)	0.5	0.1	0.7	(0.8)	0.3
Interest credited	(12.1)	(11.8)	(12.5)	(12.1)	(48.5)	(11.1)	(12.2)
Amortization and non-deferred commissions	(2.1)	(2.1)	(2.1)	(2.1)	(8.4)	(2.1)	(2.2)
Margin from fixed interest annuities	$8.1	$8.0	$8.5	$8.2	$32.8	$7.3	$7.8
Average net insurance liabilities (11)	$1,599.5	$1,591.7	$1,587.4	$1,587.2	$1,591.4	$1,580.4	$1,568.4
Margin/average net insurance liabilities (12)	2.03%	2.01%	2.14%	2.07%	2.06%	1.85%	1.99%
Other annuities
Insurance policy income	$2.1	$1.6	$3.0	$2.9	$9.6	$2.4	$2.0
Net investment income (5)	5.5	5.6	5.6	5.5	22.2	5.4	5.3
Insurance policy benefits	(5.0)	(5.0)	(3.0)	(5.8)	(18.8)	(6.2)	(3.0)
Interest credited	(0.5)	(0.7)	(0.9)	(0.6)	(2.7)	(0.5)	(0.5)
Amortization and non-deferred commissions	(0.2)	(0.1)	—	(0.2)	(0.5)	(0.1)	(0.2)
Margin from other annuities	$1.9	$1.4	$4.7	$1.8	$9.8	$1.0	$3.6
Average net insurance liabilities (11)	$402.2	$398.5	$395.2	$392.1	$397.0	$388.9	$382.7
Margin/average net insurance liabilities (12)	1.89%	1.41%	4.76%	1.84%	2.47%	1.03%	3.76%
Total annuity margin	$54.5	$54.8	$72.9	$56.4	$238.6	$58.5	$60.6
Average net insurance liabilities (11)	$12,087.4	$12,533.6	$12,741.9	$12,920.7	$12,570.9	$13,073.4	$13,267.4
Margin/average net insurance liabilities (12)	1.80%	1.75%	2.29%	1.75%	1.90%	1.79%	1.83%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Health margin (4):
Supplemental health
Insurance policy income	$185.1	$185.0	$186.5	$188.2	$744.8	$190.4	$190.5
Net investment income (5)	39.8	40.5	40.2	40.6	161.1	40.9	41.7
Insurance policy benefits	(131.6)	(128.7)	(101.6)	(126.0)	(487.9)	(131.2)	(133.3)
Amortization and non-deferred commissions	(27.7)	(28.2)	(28.0)	(28.7)	(112.6)	(28.9)	(28.8)
Margin from supplemental health	$65.6	$68.6	$97.1	$74.1	$305.4	$71.2	$70.1
Margin/insurance policy income	35%	37%	52%	39%	41%	37%	37%
Medicare supplement
Insurance policy income	$156.3	$155.9	$156.5	$158.3	$627.0	$165.9	$169.7
Net investment income (5)	1.2	1.2	1.2	1.2	4.8	1.1	1.0
Insurance policy benefits	(120.0)	(119.5)	(127.2)	(121.5)	(488.2)	(134.2)	(124.6)
Amortization and non-deferred commissions	(9.4)	(9.4)	(9.3)	(9.4)	(37.5)	(9.7)	(9.6)
Margin from Medicare supplement	$28.1	$28.2	$21.2	$28.6	$106.1	$23.1	$36.5
Margin/insurance policy income	18%	18%	14%	18%	17%	14%	22%
Long-term care
Insurance policy income	$70.6	$71.6	$73.0	$74.4	$289.6	$75.7	$76.2
Net investment income (5)	34.1	34.2	34.0	33.7	136.0	32.5	33.1
Insurance policy benefits	(68.7)	(65.1)	(64.5)	(67.4)	(265.7)	(65.8)	(64.4)
Amortization and non-deferred commissions	(3.5)	(3.5)	(3.8)	(4.0)	(14.8)	(4.1)	(4.3)
Margin from long-term care	$32.5	$37.2	$38.7	$36.7	$145.1	$38.3	$40.6
Margin/insurance policy income	46%	52%	53%	49%	50%	51%	53%
Total health margin	$126.2	$134.0	$157.0	$139.4	$556.6	$132.6	$147.2
Margin/insurance policy income	31%	32%	38%	33%	34%	31%	34%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Life margin (4):
Interest sensitive life
Insurance policy income	$48.1	$48.0	$48.4	$48.9	$193.4	$49.4	$50.1
Net investment income (5) (7)	13.9	13.9	14.0	14.1	55.9	14.2	14.3
Insurance policy benefits	(19.9)	(20.7)	(20.2)	(18.9)	(79.7)	(21.0)	(18.0)
Interest credited (7)	(12.9)	(13.7)	(13.1)	(13.5)	(53.2)	(13.6)	(14.0)
Amortization and non-deferred commissions	(5.1)	(5.6)	(5.6)	(5.8)	(22.1)	(6.2)	(6.0)
Margin from interest sensitive life	$24.1	$21.9	$23.5	$24.8	$94.3	$22.8	$26.4
Average net insurance liabilities (11)	$1,096.1	$1,106.9	$1,126.7	$1,124.0	$1,113.4	$1,132.7	$1,146.2
Interest margin	$1.0	$0.2	$0.9	$0.6	$2.7	$0.6	$0.3
Interest margin/average net insurance liabilities (12)	0.36%	0.07%	0.32%	0.21%	0.24%	0.21%	0.10%
Underwriting margin	$23.1	$21.7	$22.6	$24.2	$91.6	$22.2	$26.1
Underwriting margin/insurance policy income	48%	45%	47%	49%	47%	45%	52%
Traditional life
Insurance policy income	$180.8	$182.4	$183.3	$182.0	$728.5	$183.3	$184.0
Net investment income (5)	23.7	23.9	23.8	23.8	95.2	23.8	24.1
Insurance policy benefits	(118.2)	(123.8)	(122.4)	(124.1)	(488.5)	(122.4)	(121.3)
Interest credited	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.2)
Amortization and non-deferred commissions	(20.9)	(22.0)	(22.7)	(23.3)	(88.9)	(23.3)	(24.3)
Advertising expense	(21.2)	(18.7)	(14.8)	(13.0)	(67.7)	(18.3)	(17.5)
Margin from traditional life	$44.1	$41.7	$47.1	$45.2	$178.1	$43.0	$44.8
Margin/insurance policy income	24%	23%	26%	25%	24%	23%	24%
Margin excluding advertising expense/insurance policy income	36%	33%	34%	32%	34%	33%	34%
Total life margin	$68.2	$63.6	$70.6	$70.0	$272.4	$65.8	$71.2

CNO FINANCIAL GROUP, INC.
Collected Premiums and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Collected premiums:
Annuity products
Fixed indexed annuities	$388.0	$470.2	$425.3	$456.4	$1,739.9	$392.9	$487.3
Fixed interest annuities	51.7	47.8	44.7	50.1	194.3	38.6	45.7
Other annuities	2.3	2.5	2.5	1.8	9.1	2.3	3.0
Total annuity collected premiums	442.0	520.5	472.5	508.3	1,943.3	433.8	536.0
Health products
Supplemental health	184.8	184.6	184.8	190.3	744.5	189.9	189.3
Medicare supplement	151.1	153.0	154.4	168.3	626.8	163.6	166.4
Long-term care	69.8	71.9	73.4	77.1	292.2	74.5	76.3
Total health collected premiums	405.7	409.5	412.6	435.7	1,663.5	428.0	432.0
Life products
Interest-sensitive life	62.9	63.6	64.4	64.9	255.8	65.7	67.3
Traditional life	181.5	181.9	182.6	182.7	728.7	184.1	182.0
Total life collected premiums	244.4	245.5	247.0	247.6	984.5	249.8	249.3
Total collected premiums	$1,092.1	$1,175.5	$1,132.1	$1,191.6	$4,591.3	$1,111.6	$1,217.3

Insurance policy income:
Annuity products
Fixed indexed annuities	$7.2	$6.7	$6.8	$6.9	$27.6	$6.3	$7.7
Fixed interest annuities	0.5	0.2	0.8	0.6	2.1	—	0.5
Other annuities	2.1	1.6	3.0	2.9	9.6	2.4	2.0
Total annuity insurance policy income	9.8	8.5	10.6	10.4	39.3	8.7	10.2
Health products
Supplemental health	185.1	185.0	186.5	188.2	744.8	190.4	190.5
Medicare supplement	156.3	155.9	156.5	158.3	627.0	165.9	169.7
Long-term care	70.6	71.6	73.0	74.4	289.6	75.7	76.2
Total health insurance policy income	412.0	412.5	416.0	420.9	1,661.4	432.0	436.4
Life products
Interest-sensitive life	48.1	48.0	48.4	48.9	193.4	49.4	50.1
Traditional life	180.8	182.4	183.3	182.0	728.5	183.3	184.0
Total life insurance policy income	228.9	230.4	231.7	230.9	921.9	232.7	234.1
Total insurance policy income	$650.7	$651.4	$658.3	$662.2	$2,622.6	$673.4	$680.7

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Consumer Division
Health products:
Supplemental health	$19.5	$22.0	$23.5	$26.0	$91.0	$21.4	$23.0
Medicare supplement	12.0	12.2	13.3	31.8	69.3	18.3	18.5
Long-term care	10.2	10.1	12.4	12.1	44.8	10.2	10.5
Total Consumer Division health NAP	41.7	44.3	49.2	69.9	205.1	49.9	52.0
Life products:
Interest sensitive life	3.6	5.6	4.5	4.2	17.9	3.8	5.6
Traditional life	46.0	52.0	52.4	34.6	185.0	46.1	46.8
Total Consumer Division life NAP	49.6	57.6	56.9	38.8	202.9	49.9	52.4
Total Consumer Division health and life NAP	$91.3	$101.9	$106.1	$108.7	$408.0	$99.8	$104.4
Worksite Division
Health products:
Supplemental health	$10.3	$11.7	$13.4	$13.1	$48.5	$11.2	$14.2
Life products:
Interest sensitive life	4.1	6.3	5.6	6.7	22.7	6.4	8.8
Traditional life	—	—	—	—	—	—	0.3
Total Worksite Division life NAP	4.1	6.3	5.6	6.7	22.7	6.4	9.1
Total Worksite Division health and life NAP	$14.4	$18.0	$19.0	$19.8	$71.2	$17.6	$23.3
Total NAP (both divisions)
Health products:
Supplemental health	$29.8	$33.7	$36.9	$39.1	$139.5	$32.6	$37.2
Medicare supplement	12.0	12.2	13.3	31.8	69.3	18.3	18.5
Long-term care	10.2	10.1	12.4	12.1	44.8	10.2	10.5
Total health NAP	52.0	56.0	62.6	83.0	253.6	61.1	66.2
Life products:
Interest sensitive life	7.7	11.9	10.1	10.9	40.6	10.2	14.4
Traditional life	46.0	52.0	52.4	34.6	185.0	46.1	47.1
Total life NAP	53.7	63.9	62.5	45.5	225.6	56.3	61.5
Total NAP	$105.7	$119.9	$125.1	$128.5	$479.2	$117.4	$127.7

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Basic
Shares outstanding, beginning of period	101,619.0	99,893.9	97,319.0	95,841.0	101,619.0	94,484.3	93,795.3
Weighted average share activity during the period:
Shares repurchased	(1,106.8)	(1,347.6)	(731.7)	(767.7)	(4,554.0)	(667.3)	(653.5)
Amounts related to employee benefit plans	307.9	26.7	16.4	64.3	914.5	372.0	53.2
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(77.3)	(0.8)	(0.9)	(1.6)	(216.1)	(110.8)	(0.6)
Weighted average basic shares outstanding during the period	100,742.8	98,572.2	96,602.8	95,136.0	97,763.4	94,078.2	93,194.4
Basic shares outstanding, end of period	99,893.9	97,319.0	95,841.0	94,484.3	94,484.3	93,795.3	92,697.0
Diluted
Weighted average basic shares outstanding	100,742.8	98,572.2	96,602.8	95,136.0	97,763.4	94,078.2	93,194.4
Common stock equivalent shares related to:
Employee benefit plans	2,327.1	1,814.0	1,950.6	2,141.6	2,058.4	2,060.6	1,757.5
Weighted average diluted shares outstanding during the period	103,069.9	100,386.2	98,553.4	97,277.6	99,821.8	96,138.8	94,951.9
Diluted shares outstanding, end of period	101,796.1	99,221.4	97,902.8	96,714.2	96,714.2	95,323.5	94,551.4

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Fixed indexed annuities
Policyholder account balances, beginning of period excluding contracts 100% ceded	$10,766.3	$10,952.1	$11,221.3	$11,433.0	$10,766.3	$11,633.0	$11,791.8
Issuances (funds collected from new business)	383.7	463.0	418.7	445.3	1,710.7	385.0	474.7
Premiums received (premiums collected from inforce business)	4.0	7.4	6.6	10.9	28.9	8.5	12.3
Policy charges	(6.8)	(6.9)	(6.9)	(6.7)	(27.3)	(6.9)	(7.5)
Surrenders and withdrawals	(233.3)	(221.6)	(215.6)	(249.3)	(919.8)	(260.3)	(250.7)
Benefit payments	(72.7)	(74.6)	(72.6)	(70.4)	(290.3)	(70.4)	(78.1)
Interest credited	96.4	85.0	66.9	53.1	301.4	89.8	133.5
Other	14.5	16.9	14.6	17.1	63.1	13.1	15.3
Policyholder account balances, end of period excluding contracts 100% ceded	$10,952.1	$11,221.3	$11,433.0	$11,633.0	$11,633.0	$11,791.8	$12,091.3

Fixed interest annuities
Policyholder account balances, beginning of period excluding contracts 100% ceded	$1,646.6	$1,640.7	$1,634.7	$1,635.1	$1,646.6	$1,637.5	$1,623.2
Issuances (funds collected from new business)	50.9	47.1	44.2	49.5	191.7	38.1	45.1
Premiums received (premiums collected from inforce business)	0.7	1.0	0.2	0.3	2.2	1.1	0.4
Policy charges	(0.4)	(0.5)	(0.5)	(0.4)	(1.8)	(0.5)	(0.4)
Surrenders and withdrawals	(41.4)	(40.9)	(35.4)	(37.6)	(155.3)	(40.1)	(38.8)
Benefit payments	(28.4)	(25.2)	(21.3)	(22.0)	(96.9)	(24.5)	(28.2)
Interest credited	12.7	12.5	13.1	12.6	50.9	11.6	12.7
Other	—	—	0.1	—	0.1	—	0.1
Policyholder account balances, end of period excluding contracts 100% ceded	$1,640.7	$1,634.7	$1,635.1	$1,637.5	$1,637.5	$1,623.2	$1,614.1

Total annuities
Policyholder account balances, beginning of period excluding contracts 100% ceded	$12,412.9	$12,592.8	$12,856.0	$13,068.1	$12,412.9	$13,270.5	$13,415.0
Issuances (funds collected from new business)	434.6	510.1	462.9	494.8	1,902.4	423.1	519.8
Premiums received (premiums collected from inforce business)	4.7	8.4	6.8	11.2	31.1	9.6	12.7
Policy charges	(7.2)	(7.4)	(7.4)	(7.1)	(29.1)	(7.4)	(7.9)
Surrenders and withdrawals	(274.7)	(262.5)	(251.0)	(286.9)	(1,075.1)	(300.4)	(289.5)
Benefit payments	(101.1)	(99.8)	(93.9)	(92.4)	(387.2)	(94.9)	(106.3)
Interest credited	109.1	97.5	80.0	65.7	352.3	101.4	146.2
Other	14.5	16.9	14.7	17.1	63.2	13.1	15.4
Policyholder account balances, end of period excluding contracts 100% ceded	$12,592.8	$12,856.0	$13,068.1	$13,270.5	$13,270.5	$13,415.0	$13,705.4

CNO FINANCIAL GROUP, INC.
Consolidated Statutory Information of U.S. Based Insurance Subsidiaries (13)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025 (a)	2025	2025	2026	2026 (b)

Net gain from operations before interest expense and federal income taxes	$29.0	$37.7	$45.2	$95.3	$207.2	$37.4	$62.9
Interest expense on surplus debentures held by parent company	15.5	15.7	29.4	15.3	75.9	14.4	14.5
Net gain from operations before federal income taxes	13.5	22.0	15.8	80.0	131.3	23.0	48.4
Federal income tax expense (benefit)	—	—	20.9	61.6	82.5	—	13.0
Net gain (loss) from operations before net realized capital gains (losses)	13.5	22.0	(5.1)	18.4	48.8	23.0	35.4
Net realized capital losses	(1.2)	(2.6)	(11.1)	(48.5)	(63.4)	(1.5)	(16.4)
Net income (loss)	$12.3	$19.4	$(16.2)	$(30.1)	$(14.6)	$21.5	$19.0

Capital and surplus	$1,422.3	$1,417.8	$1,403.1	$1,405.3	$1,405.3	$1,399.1	$1,413.6
Asset valuation reserve (AVR)	428.5	459.3	485.0	508.7	508.7	534.2	566.1
Capital, surplus and AVR	1,850.8	1,877.1	1,888.1	1,914.0	1,914.0	1,933.3	1,979.7
Interest maintenance reserve (IMR)	331.5	315.8	298.3	252.6	252.6	246.2	243.6
Total statutory capital, surplus, AVR & IMR	$2,182.3	$2,192.9	$2,186.4	$2,166.6	$2,166.6	$2,179.5	$2,223.3

Risk-based capital ratio	379%	378%	380%	380%	380%	375%	377%

___________
(a)    Statutory capital and surplus, IMR and risk-based capital ratio are adjusted to reflect equal and offsetting timing impacts associated with the reinsurance transaction executed with our Bermuda reinsurance company in October 2025.
(b)     Such amounts are preliminary as the statutory basis financial statements of our U.S. based insurance subsidiaries for 2Q26 will be filed with the respective insurance regulators on or about August 14, 2026.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Investment income not allocated:
Excluding variable components:
From general account assets	$28.0	$24.1	$20.6	$32.3	$105.0	$23.4	$23.5
Other investment income	10.9	6.6	1.8	3.2	22.5	3.2	3.0
Spread income:
Federal Home Loan Bank ("FHLB") program:
Investment income	35.4	36.6	40.6	37.8	150.4	36.9	42.6
Interest expense (a)	(26.0)	(27.7)	(29.7)	(27.8)	(111.2)	(25.9)	(30.3)
Net spread income on FHLB program	9.4	8.9	10.9	10.0	39.2	11.0	12.3
Funding agreement-backed notes ("FABN") program:
Investment income	34.3	36.9	37.6	42.9	151.7	46.5	49.3
Expenses (a)(b)	(27.9)	(27.7)	(29.1)	(32.9)	(117.6)	(36.7)	(37.5)
Net spread income on FABN program	6.4	9.2	8.5	10.0	34.1	9.8	11.8
Interest expense on corporate debt (a)	(27.2)	(24.6)	(20.3)	(20.4)	(92.5)	(20.3)	(20.4)
Interest expense on financing arrangements (a)	(1.0)	(1.0)	(0.8)	(0.9)	(3.7)	(0.7)	(0.7)
Total excluding variable components	26.5	23.2	20.7	34.2	104.6	26.4	29.5
Variable components:
Net income from assets supporting deferred compensation plans:
Investment income	(2.1)	15.0	11.3	4.6	28.8	(5.9)	17.5
Expenses (a)	2.8	(14.9)	(10.4)	(4.2)	(26.7)	4.0	(19.9)
Net income from assets supporting deferred compensation plans	0.7	0.1	0.9	0.4	2.1	(1.9)	(2.4)
Alternative investment income (loss):
Total alternative income	12.9	11.7	15.8	24.1	64.5	17.7	21.2
Allocated to product lines	(6.0)	(6.0)	(5.9)	(5.0)	(22.9)	(5.2)	(6.1)
Allocated to FABN program	—	(0.7)	0.1	(0.1)	(0.7)	(0.8)	(1.1)
Excess alternative investment income (loss)	6.9	5.0	10.0	19.0	40.9	11.7	14.0
Trading account income	1.6	2.0	1.2	0.9	5.7	1.2	1.5
Hedge variance related to fixed indexed products (a)	(0.5)	1.5	—	(0.2)	0.8	(0.1)	(0.7)
Impact of annual option forfeitures related to fixed indexed annuity surrenders (a)	3.5	1.5	3.8	5.6	14.4	4.2	5.4
Impacts of change in projected cash flows, prepayment and call income and other	(0.7)	0.5	2.9	(1.8)	0.9	0.2	2.1
Total variable components	11.5	10.6	18.8	23.9	64.8	15.3	19.9
Total investment income not allocated to product lines	$38.0	$33.8	$39.5	$58.1	$169.4	$41.7	$49.4

Reconciliation to net investment income:
Total investment income not allocated to product lines	$38.0	$33.8	$39.5	$58.1	$169.4	$41.7	$49.4
Amounts allocated to products	260.7	268.9	271.0	273.7	1,074.3	273.5	278.1
Total allocated and not allocated to products investment income	298.7	302.7	310.5	331.8	1,243.7	315.2	327.5
Investment income on variable interest entities reported as non-operating income	7.2	7.0	4.5	4.6	23.3	4.0	4.3
Add back amounts reported as benefits and expenses	76.3	92.9	86.5	80.8	336.5	75.5	104.1
Change in market values of the underlying options supporting fixed indexed products	(70.7)	81.1	98.2	11.3	119.9	(64.6)	161.1
Net investment income	$311.5	$483.7	$499.7	$428.5	$1,723.4	$330.1	$597.0
___________
(a)    Amounts reported as benefits and expenses
(b)    Comprised of interest credited and amortization of deferred acquisition costs

CNO FINANCIAL GROUP, INC.
Investment Income Allocated to Product Lines (5)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q
	2025	2025	2025	2025	2025	2026	2026
Average net insurance liabilities (11)
Annuity:
Fixed indexed annuities	$10,085.7	$10,543.4	$10,759.3	$10,941.4	$10,582.5	$11,104.1	$11,316.3
Fixed interest annuities	1,599.5	1,591.7	1,587.4	1,587.2	1,591.4	1,580.4	1,568.4
Other annuities	402.2	398.5	395.2	392.1	397.0	388.9	382.7
Total annuity average net insurance liabilities (11)	12,087.4	12,533.6	12,741.9	12,920.7	12,570.9	13,073.4	13,267.4
Health:
Supplemental health	3,387.4	3,405.3	3,405.2	3,407.0	3,401.2	3,425.9	3,445.3
Medicare supplement	113.1	102.0	95.7	95.6	101.6	94.3	84.6
Long-term care	2,695.7	2,694.5	2,691.0	2,689.1	2,692.6	2,687.9	2,684.2
Total health average net insurance liabilities (11)	6,196.2	6,201.8	6,191.9	6,191.7	6,195.4	6,208.1	6,214.1
Life:
Interest sensitive	1,096.1	1,106.9	1,126.7	1,124.0	1,113.4	1,132.7	1,146.2
Traditional	2,020.3	2,011.9	2,002.5	2,006.7	2,010.4	2,016.6	2,013.4
Total life average net insurance liabilities (11)	3,116.4	3,118.8	3,129.2	3,130.7	3,123.8	3,149.3	3,159.6
Total average net insurance liabilities (11)	$21,400.0	$21,854.2	$22,063.0	$22,243.1	$21,890.1	$22,430.8	$22,641.1

Average yield on allocated investments
Annuity:
Fixed indexed annuities	4.79%	4.85%	4.85%	4.87%	4.84%	4.84%	4.85%
Fixed interest annuities	5.40%	5.48%	5.49%	5.47%	5.46%	5.39%	5.46%
Other annuities	5.47%	5.62%	5.67%	5.61%	5.59%	5.55%	5.54%
Average yield on investments allocated to annuities	4.90%	4.95%	4.95%	4.96%	4.94%	4.93%	4.94%
Health:
Supplemental health	4.70%	4.76%	4.72%	4.77%	4.74%	4.78%	4.84%
Medicare supplement	4.24%	4.71%	5.02%	5.02%	4.72%	4.67%	4.73%
Long-term care	5.06%	5.08%	5.05%	5.01%	5.05%	4.84%	4.93%
Average yield on investments allocated to health products	4.85%	4.90%	4.87%	4.88%	4.87%	4.80%	4.88%
Life:
Interest sensitive	5.07%	5.02%	4.97%	5.02%	5.02%	5.01%	4.99%
Traditional	4.69%	4.75%	4.75%	4.74%	4.74%	4.72%	4.79%
Average yield on investments allocated to life products	4.83%	4.85%	4.83%	4.84%	4.84%	4.83%	4.86%
Total average yield	4.87%	4.92%	4.91%	4.92%	4.91%	4.88%	4.91%

Allocated investment income
Annuity:
Fixed indexed annuities	$120.9	$127.8	$130.4	$133.1	$512.2	$134.3	$137.2
Fixed interest annuities	21.6	21.8	21.8	21.7	86.9	21.3	21.4
Other annuities	5.5	5.6	5.6	5.5	22.2	5.4	5.3
Total investment income allocated to annuities	148.0	155.2	157.8	160.3	621.3	161.0	163.9
Health:
Supplemental health	39.8	40.5	40.2	40.6	161.1	40.9	41.7
Medicare supplement	1.2	1.2	1.2	1.2	4.8	1.1	1.0
Long-term care	34.1	34.2	34.0	33.7	136.0	32.5	33.1
Total investment income allocated to health products	75.1	75.9	75.4	75.5	301.9	74.5	75.8
Life:
Interest sensitive	13.9	13.9	14.0	14.1	55.9	14.2	14.3
Traditional	23.7	23.9	23.8	23.8	95.2	23.8	24.1
Total investment income allocated to life products	37.6	37.8	37.8	37.9	151.1	38.0	38.4
Total allocated investment income	$260.7	$268.9	$271.0	$273.7	$1,074.3	$273.5	$278.1

CNO FINANCIAL GROUP, INC.
Other Investment Data
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	1Q	2Q
	2025	2025	2025	2025	2026	2026
Average book value of invested assets and cash	$30,755.7	$30,732.5	$30,878.3	$31,461.7	$32,039.4	$32,711.7
New money rate (14)	6.43%	6.42%	6.20%	6.11%	6.08%	6.16%
Book yield (15)	4.81%	4.83%	4.83%	4.84%	4.86%	4.88%
Earned yield (16)	4.71%	4.73%	4.77%	5.04%	4.79%	4.88%
Fair value of invested assets and cash	$28,900.6	$28,899.5	$29,998.9	$30,601.7	$30,740.9	$31,654.9
Equity returns credited to policyholders	(70.2)	79.5	98.2	11.5	(64.5)	161.8

CNO FINANCIAL GROUP, INC.

3Q25 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our net operating income for the three months ended September 30, 2025. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2025
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$72.9	$(16.6)	(a)	$56.3
Health margin	157.0	(21.1)	(a)	135.9
Life margin	70.6	(3.6)	(a)	67.0
Total insurance product margin	300.5	(41.3)		259.2
Allocated expenses	(151.0)	—		(151.0)
Income from insurance products (5)	149.5	(41.3)		108.2
Fee income	(3.9)	—		(3.9)
Investment income not allocated to product lines (9)	39.5	—		39.5
Expenses not allocated to product lines	(22.3)	—		(22.3)
Operating earnings before taxes	162.8	(41.3)		121.5
Income tax (expense) benefit on operating income	(35.6)	9.1		(26.5)
Net operating income (10)	$127.2	$(32.2)		$95.0

Net operating income per diluted share	$1.29	$(0.33)		$0.96
___________
(a)Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review.

1Q25 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our net operating income for the three months ended March 31, 2025. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	March 31, 2025
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$54.5	$—		$54.5
Health margin	126.2	—		126.2
Life margin	68.2	(6.8)	(a)	61.4
Total insurance product margin	248.9	(6.8)		242.1
Allocated expenses	(161.2)	—		(161.2)
Income from insurance products (5)	87.7	(6.8)		80.9
Fee income	(0.8)	—		(0.8)
Investment income not allocated to product lines (9)	38.0	—		38.0
Expenses not allocated to product lines	(20.3)	—		(20.3)
Operating earnings before taxes	104.6	(6.8)		97.8
Income tax (expense) benefit on operating income	(23.5)	1.5		(22.0)
Net operating income (10)	$81.1	$(5.3)		$75.8

Net operating income per diluted share	$0.79	$(0.05)		$0.74
___________
(a)Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves.

Notes

(1)Excludes accumulated other comprehensive income (loss). Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.
(2)Shareholders' equity divided by common shares outstanding.
(3)Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.
(4)Insurance product margin is management’s measure of the profitability of its annuity, health and life product lines’ performance and consists of insurance policy income plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. See note (8) for definition of income from insurance products.
(5)Net investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average insurance liabilities, net of insurance intangibles, for the block in each period. See note (11) for definition of net insurance liabilities.
(6)Excludes the change in market values of the underlying options supporting the fixed indexed annuity products and corresponding amount credited to policyholder account balances. Such amounts were $70.4 million, $89.4 million, $10.2 million, $(58.7) million and $146.8 million in 2Q25, 3Q25, 4Q25, 1Q26 and 2Q26, respectively.
(7)Excludes the change in market values of the underlying options supporting the fixed indexed life products and corresponding amount credited to policyholder account balances. Such amounts were $9.1 million, $8.8 million, $1.3 million, $(5.8) million and $15.0 million in 2Q25, 3Q25, 4Q25, 1Q26 and 2Q26, respectively.
(8)Income from insurance products is the sum of the insurance product margins of the annuity, health and life product lines, less expenses allocated to the insurance product lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information provides an additional understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.
(9)Investment income not allocated to product lines represents net investment income less: (i) equity returns credited to policyholder account balances; (ii) the investment income allocated to our product lines; (iii) interest expense on notes payable, investment borrowings and financing arrangements; (iv) expenses related to the FABN program; and (v) certain expenses related to benefit plans that are offset by special-purpose investment income; plus (vi) the impact of annual option forfeitures related to fixed indexed annuity surrenders. Investment income not allocated to product lines includes investment income on investments in excess of amounts allocated to product lines, investments held by our holding companies, the spread we earn from our FHLB investment borrowing and FABN programs and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income (loss) from company-owned life insurance ("COLI") and alternative investment income not allocated to product lines), net of interest expense on corporate debt and financing arrangements. The spread earned from our FHLB investment borrowing and FABN programs includes the investment income on the matched assets less: (i) interest on investment borrowings related to the FHLB investment borrowing program; (ii) interest credited on funding agreements; and (iii) amortization of deferred acquisition costs related to the FABN program.

(10)Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information provides a better understanding of the business and a more meaningful analysis of results of our insurance product lines. The table above reconciles the non-GAAP measure to the corresponding GAAP measure.

(11)Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account values for interest sensitive products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.
(12)Margin/average net insurance liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average net insurance liabilities.
(13)Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's U.S. based insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from accounting principles generally accepted in the United States of America.
(14)The new money rate is for the investments purchased during the period to support our insurance products and capital. It excludes the new money rate on investments purchased with investment borrowings under our FHLB and FABN programs and investments purchased by the variable interest entities.
(15)Book yield on fixed maturity investments, excluding investments held in the: (i) FHLB and FABN programs; and (ii) the investments held by the variable interest entities.
(16)Earned yield is the investment income earned during the period divided by the average book value of the investment portfolio, excluding: (i) investments held in the FHLB and FABN programs; and (ii) the investments held by the variable interest entities.